Exhibit 10.1

Securities Purchase Agreement

This SECURITIES PURCHASE AGREEMENT, dated as of March 25, 2008, is entered into by and among MODIGENE INC., a Nevada corporation (the “Company”), and the investors identified on the signature page hereto (each a “Buyer” and collectively, the “Buyers”).

Recitals:

A. The Buyers desire to provide financing to the Company, and the Company desires to obtain financing from the Buyers, upon the terms and conditions set forth in this Agreement;

B. The total financing being provided by the Buyers to the Company hereunder shall consist of the purchase by the Buyers of 800,000 shares (the “Shares”) of Series A preferred stock, $0.00001 par value per share (“Preferred Stock”), at $2.50 per share, for a total purchase price of $2,000,000; and

C. The Company and the Buyers are executing and delivering this Agreement in reliance upon the exemptions from securities registration afforded by Section 4(2) of the 1933 Act (as defined below) and Rule 506 of Regulation D promulgated under the 1933 Act.

Agreement

NOW THEREFORE, the Company and the Buyers hereby agree as follows:

ARTICLE 1
Definitions

“1933 Act” means the Securities Act of 1933, as amended.

“1934 Act” means the Securities Exchange Act of 1934, as amended.

“Action” means any action, suit claim, inquiry, notice of violation, proceeding (including any partial proceeding such as a deposition) or investigation against or affecting the Company, any of its Subsidiaries or any of their respective properties before or by any court, arbitrator, governmental or administrative agency, regulatory authority (federal, state, county, local or foreign), public board, stock market, stock exchange or trading facility.

“Certificate of Designation” means the Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock in the form attached as Exhibit A hereto.

“Common Stock” means the Company’s common stock, $0.0001 par value per share.

“Per Share Price” means $2.50 per Share.

“SEC” means the United States Securities and Exchange Commission.

“Subsidiaries” means Modigene Inc, a Delaware corporation, and ModigeneTech Ltd., an Israeli corporation.

“Transaction Documents” means this Agreement, the Certificate of Designation, and any other documents contemplated by this Agreement.

ARTICLE 2
Purchase and Sale of Shares

2.1 Purchase of Shares. Subject to the terms and conditions of this Agreement, on the Closing Date, the Company shall issue and sell the Shares and the Buyers shall purchase the Shares. The number of Shares to be purchased by each Buyer shall be identified in Schedule 1.

2.2 Purchase Price for Shares and Form of Payment; Delivery. On the Closing Date each Buyer shall pay the Per Share Price for the Shares, for a total price of $2,000,000 for all of the Shares sold hereunder (the “Purchase Price”). The Purchase Price shall be paid by wire transfer of immediately available funds in accordance with the Company’s written instructions. At the Closing, upon payment of the Purchase Price the Company will deliver or cause to be delivered certificates representing the Shares registered in the name of each Buyer and to deliver such certificates to or at the direction of each Buyer.

2.3 Closing Date. Subject to the terms of this Agreement, the closing of the transactions contemplated by this Agreement shall be held on the date that is three (3) business days after the date that the last of the conditions in Article 6 and Article 7 has been satisfied, or such other time as may be mutually agreed upon by the parties to this Agreement (the “Closing Date”), at the offices of Barack Ferrazzano Kirschbaum & Nagelberg LLP, 200 West Madison Street, Suite 3900, Chicago, Illinois 60606 or at such other location or by such other method (including exchange of signed documents by mail, electronic mail, and/or facsimile) as may be mutually agreed upon by the parties to this Agreement (“Closing”).

ARTICLE 3
Buyers’ Representations and Warranties

Each Buyer represents and warrants to the Company that:

3.1 Organization and Qualification. If a corporation, partnership, limited partnership, limited liability company, or other form of entity, the Buyer is duly organized or formed, as the case may be, validly existing, and in good standing under the laws of its jurisdiction of organization or formation. The Buyer has all requisite individual or entity right, power, and authority to execute, deliver, and perform this Agreement.

3.2 Authorization; Enforcement. The execution, delivery, and performance of this Agreement by the Buyer have been duly authorized by all requisite partnership, corporate or other entity action, as applicable. This Agreement has been duly executed and delivered by the Buyer, and, upon its execution by the Company, shall constitute the legal, valid, and binding obligation of the Buyer, enforceable in accordance with its terms, except to the extent that its enforceability is limited by bankruptcy, insolvency, reorganization, moratorium, or other laws relating to or affecting the enforcement of creditors’ rights generally and by general principles of equity.

3.3 No Violations. The execution, delivery, and performance of this Agreement by the Buyer do not and will not, with or without the passage of time or the giving of notice, result in the breach of, or constitute a default, cause the acceleration of performance, or require any consent under, or result in the creation of any lien, charge or encumbrance upon any property or assets of the Buyer pursuant to, any material instrument or agreement to which the Buyer is a party or by which the Buyer or its properties may be bound or affected, and, do not or will not violate or conflict with any provision of the articles of incorporation or bylaws, partnership agreement, operating agreement, trust agreement, or similar organizational or governing document of the Buyer, as applicable.

3.4 Knowledge of Investment and its Risks. The Buyer has such knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of Buyer’s investment in the Shares. The Buyer understands that an investment in the Company represents a high degree of risk and there is no assurance that the Company’s business or operations will be successful. The Buyer has considered carefully the risks attendant to an investment in the Company, and that, as a consequence of such risks, the Buyer could lose Buyer’s entire investment in the Company.

3.5 Investment Intent. The Buyer hereby represents and warrants that (i) the Buyer’s Shares are being acquired for investment for the Buyer’s own account, and not as a nominee or agent and not with a view to the resale or distribution of all or any part of the Buyer’s Shares, and the Buyer has no present intention of selling, granting any participation in, or otherwise distributing any of the Buyer’s Shares within the meaning of the 1933 Act, (ii) the Buyer’s Shares are being acquired in the ordinary course of the Buyer’s business, and (iii) the Buyer does not have any contracts, understandings, agreements, or arrangements, directly or indirectly, with any person and/or entity to distribute, sell, transfer, or grant participations to such person and/or entity with respect to, any of the Buyer’s Shares. The Buyer is not purchasing the Buyer’s Shares as a result of any advertisement, article, notice or other communication regarding the Buyer’s Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

3.6 Buyer Status. The Buyer is an “accredited investor” as that term is defined by Rule 501 of Regulation D promulgated under the 1933 Act. The Buyer is not registered as a broker-dealer under Section 15 of the 1934 Act or an affiliate of such broker-dealer.

3.7 Disclosure. The Buyer has reviewed the information provided to the Buyer by the Company in connection with the Buyer’s decision to purchase the Buyer’s Shares, including but not limited to, the Company’s publicly available filings with the SEC and the information contained therein. The Company has provided the Buyer with all the information that the Buyer has requested in connection with the decision to purchase the Buyer’s Shares. The Buyer further represents that the Buyer has had an opportunity to ask questions and receive answers from the Company regarding the business, properties, prospects, and financial condition of the Company. All such questions have been answered to the full satisfaction of the Buyer. Neither such inquiries nor any other investigation conducted by or on behalf of the Buyer or its representatives or counsel shall modify, amend, or affect the Buyer’s right to rely on the truth, accuracy, and completeness of the disclosure materials and the Company’s representations and warranties contained herein.

3.8 No Registration. The Buyer understands that Buyer may be required to bear the economic risk of Buyer’s investment in the Company for an indefinite period of time. The Buyer further understands that (i) neither the offering nor the sale of the Buyer’s Shares has been registered under the 1933 Act or any applicable state securities laws in reliance upon exemptions from the registration requirements of such laws, (ii) the Buyer’s Shares must be held by the Buyer indefinitely unless the sale or transfer thereof is subsequently registered under the 1933 Act and any applicable state securities laws, or an exemption from such registration requirements is available, (iii) the Company is under no obligation to register any of the shares on the Buyer’s behalf or to assist the Buyer in complying with any exemption from registration, and (iv) the Company will rely upon the representations and warranties made by the Buyer in this Agreement and the Transaction Documents in order to establish such exemptions from the registration requirements of the 1933 Act and any applicable state securities laws.

3.9 Transfer Restrictions. Subject to Article 9 of this Agreement, the Buyer will not transfer any of the Buyer’s Shares unless such transfer is registered or exempt from registration under the 1933 Act and such state securities laws, and, if requested by the Company in the case of an exempt transaction, the Buyer has furnished an opinion of counsel reasonably satisfactory to the Company that such transfer is so exempt. The Buyer understands and agrees that (i) the certificates evidencing the Shares will bear appropriate legends indicating such transfer restrictions placed upon the Shares, (ii) the Company shall have no obligation to honor transfers of any of the Buyer’s Shares, including any shares of Common Stock underlying the Shares, in violation of such transfer restrictions, and (iii) the Company shall be entitled to instruct any transfer agent or agents for the securities of the Company to refuse to honor such transfers.

3.10 No Solicitation. The Buyer (i) did not receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available, with respect to the Shares or (ii) was not solicited by any person, other than by representatives of the Company, with respect to a purchase of the Shares.

3.11 Principal Address. The Buyer’s principal residence, if an individual, or principal executive office, if an entity, is set forth on the signature page of this Agreement.

3.12 Reliance by the Company. The Buyer acknowledges and consents to the Company’s reliance on the Buyer’s representations and warranties made above for purposes of complying with all applicable securities laws and any applicable exemptions from registration requirements thereunder and otherwise.

ARTICLE 4
Representations and Warranties of the Company

Except as set forth in the Company’s Disclosure Schedule attached hereto, the Company represents and warrants to the Buyers that:

4.1 Subsidiaries. The Company has no direct or indirect subsidiaries other than the Subsidiaries. The Company owns, directly or indirectly, all of the capital stock of each of its Subsidiaries free and clear of any and all liens, and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights.

4.2 Organization and Qualification. The Company and the Subsidiaries are each an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company, and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have, or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of this Agreement or the Shares, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under this Agreement (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

4.3 Authorization; Enforcement. Subject to the filing of the Certificate of Designation with the Secretary of State of the State of Nevada, the Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of the Transaction Documents by the Company and, at the time of the Closing the consummation of the transactions contemplated hereby and thereby have been or will have been duly authorized by all necessary action on the part of the Company and no further action will, at the time of the Closing, be required by the Company or its Board of Directors or stockholders in connection therewith. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

4.4 Approvals. The execution, delivery, and performance by the Company of this Agreement require no consent of, action by or in respect of, or filing with, any person, governmental body, agency, or official other than those consents that have been obtained prior to the Closing, the filing of the Certificate of Designation and those filings required to be made pursuant to the 1933 Act and the 1934 Act.

4.5 Capitalization; Valid Issuance of Securities . Upon issuance in accordance with the terms of this Agreement against payment of the Purchase Price therefor, the Shares will be duly and validly issued, fully paid, and nonassessable and free and clear of all liens imposed by or through the Company, and, assuming the accuracy of the representations and warranties of the Buyers, will be issued in accordance with a valid exemption from the registration or qualification provisions of the 1933 Act, and any applicable state securities laws. The Company has not issued any capital stock since its most recently filed periodic report under the 1934 Act and the rules and regulations thereunder, and no person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as set forth on Schedule 4.5 attached hereto, there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) that may be triggered by the transactions contemplated by the Transaction Documents. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale of the Shares. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders. Upon the Closing, the Series A Preferred Stock will have the rights, preferences and privileges set forth in the Certificate of Designation.

4.6 No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company, the issuance and sale of the Shares and the consummation by the Company of the other transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time, or both, would become a default) under, result in the creation of any lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or any Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have, or reasonably be expected to result in, a Material Adverse Effect.

4.7 SEC Documents. During the period between May 9, 2007 and the date of this Agreement, all reports and statements, including all amendments, required to be filed by the Company with the SEC under the 1934 Act, have been timely filed. Such filings, together with all amendments and all documents incorporated by reference therein, are referred to as “SEC Documents.” Each SEC Document conformed in all material respects to the requirements of the 1934 Act and the rules and regulations thereunder, and no SEC Document, at the time each such document was filed, included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

4.8 Company Financial Statements. The audited financial statements, together with the related notes of the Company as of December 31, 2006, included in the Company’s Form 8-K as filed with the SEC on May 14, 2007, and the unaudited financial statements, together with the related notes of the Company as of September 30, 2007, included in the Company’s Form 10-QSB as filed with the SEC on November 13, 2007, fairly present in all material respects, on the basis stated therein and on the date thereof, the financial position of the Company at the respective dates therein specified and its results of operations and cash flows for the periods then ended. Such statements and related notes have been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”) applied on a consistent basis except as expressly noted therein and subject in the case of the unaudited financial statements to year-end adjustments.

4.9 Material Changes; Undisclosed Events, Liabilities or Developments. Since May 9, 2007, except as specifically disclosed in any SEC Document filed subsequent to May 9, 2007 and prior to the date hereof, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect; (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice, (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP, and (C) liabilities arising under that certain Credit Agreement dated as of the date hereof between the Company and The Frost Group, LLC, and the related note and security agreement issued thereunder; (iii) the Company has not altered its method of accounting; (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock; and (v) the Company has not issued any equity securities to any officer, director or affiliate. The Company does not have pending before the SEC any request for confidential treatment of information. Except for the issuance of the Shares contemplated by this Agreement, no event, liability or development has occurred or exists with respect to the Company or its Subsidiaries or their respective business, properties, operations or financial condition that is required to be disclosed by the Company under applicable securities laws as of the time this representation is made.

4.10 Certain Registration Matters. Assuming the accuracy of each of the Buyer’s representations and warranties set forth in this Agreement, no registration under the 1933 Act is required for the offer and sale of the Shares by the Company to the Buyers hereunder.

4.11 No General Solicitation. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Shares by any form of general solicitation or general advertising.

4.12 Acknowledgment Regarding Buyers’ Purchase of Securities. The Company acknowledges and agrees that each of the Buyers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that no Buyer is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby, and any advice given by any Buyer or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Buyers’ purchase of the Shares. The Company further represents to each Buyer that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and their representatives.

4.13 Disclosure. The representations and warranties of the Company in this Agreement are true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made herein, in light of the circumstances under which they are made, not misleading.

ARTICLE 5
Covenants

5.1 Form D; Blue Sky Laws. Upon completion of the Closing, the Company shall file with the SEC a Form D with respect to the Securities as required under Regulation D and each applicable state securities commission and will provide a copy thereof to the Buyers promptly after such filing.

5.2 Filing of Certificate of Designation. Prior to the Closing Date the Certificate of Designation shall be signed by an officer of the Company and filed with the Secretary of State of the State of Nevada, all as required by Section 78.1955 of Chapter 78 of the Nevada Revised Statutes.

5.3 Expenses. The Company and each Buyer shall each bear its respective expenses and legal fees incurred with respect to this Agreement and the other Transaction Documents and the transactions hereunder and thereunder.

ARTICLE 6
Conditions To The Company’s Obligation

The obligation of the Company hereunder to issue and sell the Shares to the Buyers at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions thereto, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion:

6.1 Delivery of Transaction Documents. The Buyers shall have executed and delivered the Transaction Documents to which they are a party to the Company.

6.2 Payment of Purchase Price. The Buyers shall have delivered the Purchase Price in accordance with Section 2.2 above.

6.3 Representations and Warranties. The representations and warranties of the Buyers shall be true and correct in all material respects (provided, however, that such qualification shall only apply to representations or warranties not otherwise qualified by materiality) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the applicable Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the applicable Buyer at or prior to the Closing Date.

6.4 Litigation. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

ARTICLE 7
Conditions to The Buyers’ Obligation

The obligation of the Buyers hereunder to purchase the Shares at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Buyers’ sole benefit and may be waived by the Buyers at any time in their sole discretion:

7.1 Approval and Filing of Certificate of Designation. The Certificate of Designation shall have been approved by the Board of Directors of the Company as required by the Chapter 78 of the Nevada Revised Statutes and shall have been filed with the Secretary of State of the State of Nevada in accordance with Section 78.1955 of the Nevada Revised Statutes.

7.2 Delivery of Transaction Documents; Issuance of Securities. The Company shall be prepared to issue certificates in the name of each Buyer representing the Shares being purchased by such Buyer.

7.3 Representations and Warranties. The representations and warranties of the Company shall be true and correct in all material respects (provided, however, that such qualification shall only apply to representations or warranties not otherwise qualified by materiality) as of the date when made and as of the Closing Date as though made at such time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

7.4 Consents. Any consents or approvals required to be secured by the Company for the consummation of the transactions contemplated by the Transaction Documents shall have been obtained.

7.5 Litigation. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

7.6 Reservation of Common Stock. The shares of Common Stock issuable upon conversion of the Shares shall have been duly authorized and reserved for issuance upon such conversion.

ARTICLE 8
Termination

8.1 Termination Provisions. This Agreement may be terminated at any time before the Closing Date:

a. By mutual consent of the Company and the Buyers;

b. By either the Company or the Buyers as applicable, in the event that any of the conditions precedent to their respective obligations to consummate the transactions contemplated hereby as set forth in Article 6 or Article 7, through no fault of the terminating party, have not been met and satisfied and have become impossible of fulfillment; or

c. By either the Company or the Buyers if the Closing Date does not occur within one hundred twenty (120) days after the date hereof, or such later date as the parties may mutually agree upon (provided that the terminating party is not then in material breach of any representation, warranty, covenant or other agreement contained herein).

8.2 Effect of Termination. Upon the termination of this Agreement pursuant to the terms hereof, this Agreement will be void and neither party will have any further liability obligations with respect hereof, except as otherwise provided in this Agreement or except and to the extent termination results from the intentional breach by a party of any of its representations, warranties or covenants hereunder.

ARTICLE 9
Restrictions on Transfer

9.1 Restrictions on Transfer. The Shares and Common Stock issuable upon conversion of the Shares (the “Conversion Shares”) (the Shares, Common Stock and Conversion Shares are collectively referred to as the “Securities”) may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144 of the 1933 Act, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the 1933 Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement.

9.2 Lock-Up Agreement. Each Buyer hereby covenants and agrees, except as provided herein, not to (1) offer, sell, contract to sell, grant any option to purchase, hypothecate, pledge or otherwise dispose of, or (2) transfer title to (a “Prohibited Sale”) any of the Shares acquired by the Buyer pursuant to this Agreement, without the prior written consent of the Company; provided, however, that a Prohibited Sale shall not apply to any Conversion Shares and shall not include transfers to immediate family members of participants, trusts and partnerships established for the primary benefit of such family members in each case for estate planning purposes or transfers to charitable organizations so long as such transfers are not made for consideration to the Buyer.

9.3 General Legend. The Buyers agree to the imprinting, so long as is required by this Article 9, of a legend on any of the Securities in substantially the following form:

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

9.4  Lock-up Legend. The Buyers agree to the imprinting of a legend on the Shares in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN THE SECURITIES PURCHASE AGREEMENT, DATED AS OF MARCH 25, 2008, A COPY OF WHICH MAY BE OBTAINED FROM THE ISSUER OR FROM THE HOLDER OF THESE SECURITIES. NO TRANSFER OF SUCH SECURITIES WILL BE MADE ON THE BOOKS OF THE ISSUER UNLESS ACCOMPANIED BY EVIDENCE OF COMPLIANCE WITH THE TERMS OF SUCH AGREEMENT.

ARTICLE 10
Indemnification; Governing Law; Miscellaneous

10.1 Company Indemnification. The Company will indemnify and hold the Buyers and, if applicable, their respective directors, officers, stockholders, members, managers, partners, employees and agents (each, a “Buyer Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs, and reasonable attorneys’ fees and costs of investigation (collectively, “Losses”) that any such Buyer Party may suffer or incur as a result of or relating to any misrepresentation, breach, or inaccuracy of any representation, warranty, covenant, or agreement made by the Company in this Agreement. In addition to the indemnity contained herein, the Company will reimburse each Buyer Party for its reasonable legal and other expenses (including the cost of any investigation, preparation, and travel in connection therewith) incurred in connection therewith, as such expenses are incurred.

10.2 Buyer Indemnification. Each of the Buyers, severally and not jointly, will indemnify and hold the Company and its directors, officers, stockholders, members, managers, partners, employees and agents (each, a “Company Party”) harmless from any and all Losses that any such Company Party may suffer or incur as a result of or relating to any misrepresentation, breach, or inaccuracy of any representation, warranty, covenant, or agreement made by such Buyer in this Agreement. In addition to the indemnity contained herein, each of the Buyers will reimburse each Company Party for its reasonable legal and other expenses (including the cost of any investigation, preparation, and travel in connection therewith) incurred in connection therewith, as such expenses are incurred.

10.3 Contribution. If the indemnification under Section 10.1 or 10.2 is unavailable to an indemnified party or insufficient to hold an indemnified party harmless for any Losses, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party, in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other fees or expenses incurred by such party in connection with any Action to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

10.4 Governing Law. This Agreement shall be enforced, governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within such state, without regard to the principles of conflict of laws. Any judicial proceeding brought against any of the parties to this agreement or any dispute arising out of this Agreement or any matter related hereto shall be brought in the courts of the State of New York, New York County, or in the United States District Court for the Southern District of New York and, by its execution and delivery of this agreement, each party to this Agreement accepts the jurisdiction of such courts. The party which does not prevail in any dispute arising under this Agreement shall be responsible for all reasonable fees and expenses, including reasonable attorneys’ fees, incurred by the prevailing party in connection with such dispute.

10.5 Counterparts; Electronic Signatures. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other party hereto by electronic transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

10.6 Headings. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

10.7 Severability. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform to such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

10.8 Entire Agreement; Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and supersede all previous understandings or agreements between the parties with respect to such matters. No provision of this Agreement may be waived other than by an instrument in writing signed by the party to be charged with enforcement. The provisions of this Agreement may be amended only by a written instrument signed by the Company and the Buyers.

10.9 Notices. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile and shall be effective five days after being placed in the mail, if mailed by regular United States mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service) or by facsimile, in each case addressed to a party. The addresses for such communications shall be:

if to any Buyer:

to the address set forth on the signature page of this Agreement if to Modigene or to the Company after the Closing Date, to:

Modigene Inc.
3 Sapir Street
Weizmann Science Park
Nes-Ziona, Israel 74140
Attention: Shai Novik, President
Facsimile: (866) 644-7811

with a copy to:

Barack Ferrazzano Kirschbaum & Nagelberg LLP
200 W. Madison Street, Suite 3900
Chicago, Illinois 60606
Attention: Gretchen Anne Trofa, Esq.
Telephone:     (312) 984-3100
Facsimile:      (312) 984-3150

Each party shall provide notice to the other party of any change in address.

10.10 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. No party shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other parties hereto.

10.11 Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

10.12 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

10.13 No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

10.14 Rights Cumulative. Each and all of the various rights, powers and remedies of the parties shall be considered cumulative with and in addition to any other rights, powers and remedies which or the Transaction Documents such parties may have at law or in equity in the event of the breach of any of the terms of this Agreement. The exercise or partial exercise of any right, power or remedy shall neither constitute the exclusive election thereof nor the waiver of any other right, power or remedy available to such party.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the date first above written.

COMPANY:

MODIGENE INC., a Nevada corporation

By:	/s/ Shai Novik
Name: Shai Novik
Title: President

BUYERS:

Frost Gamma Investments Trust	Jane Hsiao, M.B.A., Ph.D.
By: Phillip Frost, M.D., Sole Trustee

/s/Phillip Frost	/s/ Jane Hsiao
Signature	Signature

Address of Principal Place of Business:	Address of Principal Residence:
4400 Biscayne Boulevard	4400 Biscayne Boulevard
Suite 1500	Suite 1500
Miami, Florida 33137	Miami, Florida 33137

Tax ID number:	Social Security Number:
46-0464745	###-##-####

Telephone Number:	Telephone Number:
(305) 575-6001	(305) 575-6004

Facsimile Number:	Facsimile Number:
(305) 575-6016	(305) 575-6016

Email Address:	Email Address:
phillip_frost@tevausa.com	jh@thefrostgrp.com

[Signatures Continue on Next Page]

Steven D. Rubin	Subbarao Uppaluri

/s/ Steven D. Rubin	/s/ Subbarao Uppaluri
Signature	Signature

Address of Principal Place of Business:	Address of Principal Residence:
4400 Biscayne Boulevard	4400 Biscayne Boulevard
Suite 1500	Suite 1500
Miami, Florida 33137	Miami, Florida 33137

Social Security Number:	Social Security Number:
###-##-####	###-##-####

Telephone Number:	Telephone Number:
(305) 575-6015	(305) 575-6118

Facsimile Number:	Facsimile Number:
(305) 575-6444	(305) 575-6444

Email Address:	Email Address:
sr@thefrostgrp.com	ru@thefrostgrp.com

Schedule I

Name	Investment Amount	Number of Shares

Frost Gamma Investments Trust	$1,580,000	632,000

Jane Hsiao	380,000	152,000

Subbarao Uppaluri	20,000	8,000

Steven D. Rubin	20,000	8,000